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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-10 Indenture dated as of November 24, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-10)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                     333-117817              33-0705301
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(State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                       Identification No.)


    1401 Dove Street
NEWPORT BEACH, CALIFORNIA                                     92660
-------------------------                                 -------------
 (Address of Principal                                     (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600.


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01       OTHER EVENTS.
                ------------

Description of the Mortgage Pool

         On or about November 24, 2004, the Registrant will cause the issuance and sale of approximately $2,111,091,000 initial principal amount of Collateralized Asset-Backed Bonds, Series 2004-10 (collectively, the "Bonds") pursuant to an Indenture, dated as of November 24, 2004, between Impac CMB Trust Series 2004-10, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee. The Bonds to be designated as the Series 2004-10 Bonds will represent in the aggregate the entire beneficial ownership interest in a trust estate (the "Trust Estate") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         In connection with the sale of the Series 2004-10 Bonds, (collectively, the "Underwritten Bonds"), the Registrant has been advised by Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Underwriters") that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Bonds following the effective date of Registration Statement No. 333-117817, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Bonds and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Bonds (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Bonds might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Bonds.

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Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ----------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                 ITEM 601(a) OF
                 REGULATION S-K
Exhibit No.       Exhibit No.            Description
-----------      --------------          -----------
     1                     99            Computational Materials --
                                         Computational Materials (as defined
                                         in Item 8.01) that have been
                                         provided by the Underwriters to
                                         certain prospective purchasers of
                                         the IMH Assets Corp. Collateralized
                                         Asset-Backed Bonds, Series 2004-10
                                         (filed in paper pursuant to the
                                         automatic SEC exemption pursuant to
                                         Release 33-7427, August 7, 1997)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    IMH ASSETS CORP.

                                    By: /s/Richard J. Johnson
                                       ---------------------------
                                    Name: Richard J. Johnson
                                    Title: Chief Financial Officer


Dated: November 24, 2004

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                                  EXHIBIT INDEX


                 Item 601(a) of      Sequentially
Exhibit          Regulation          Numbered
Number           S-k Exhibit No.     Description                  Page
-------          ---------------     ------------                 ----

1                99                  Computational Materials      Filed Manually